                      SECOND AMENDMENT TO RIGHTS AGREEMENT

         This Second Amendment, dated as of May 8, 2003, to the Rights Agreement, dated as of June 1, 2000, as amended (the "Rights Agreement"), is between Elevon, Inc., a Delaware corporation (the "Company"), and EquiServe Trust Company (the "Rights Agent").

         The Company and the Rights Agent have heretofore executed and entered into the Rights Agreement. Pursuant to Section 27 of the Rights Agreement, the Company and the Rights Agent may from time to time supplement or amend the Rights Agreement in accordance with the provisions of Section 27 thereof and the Company desires and directs the Rights Agent to so amend the Rights Agreement. All acts and things necessary to make this Amendment a valid agreement according to its terms have been done and performed, and the execution and delivery of this Amendment by the Company and the Rights Agent have been in all respects authorized by the Company and the Rights Agent.

         In consideration of the foregoing premises and mutual agreements set forth in the Rights Agreement and this Amendment, the parties hereto agree as follows:

         1. Section 1(a) of the Rights Agreement is hereby modified and amended to read in its entirety as follows:

         (a) "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 15% or more of the Common Shares then outstanding. Notwithstanding the foregoing, (A) the term Acquiring Person shall not include (i) the Company, (ii) any Subsidiary (as such term is hereinafter defined) of the Company, (iii) any employee benefit or compensation plan of the Company or any Subsidiary of the Company, (iv) any entity holding Common Shares for or pursuant to the terms of any such employee benefit or compensation plan or (v) SSA Global Technologies, Inc., or any Affiliate or Associate thereof, including Seneca Merger Subsidiary Inc. (the "Merger Sub") (together, "Parent"), provided, however, that Parent will become an "Acquiring Person" in the event that Parent becomes the Beneficial Owner of an aggregate of 15% or more of the Common Shares of the Company then outstanding other than pursuant to the terms of the Agreement and Plan of Merger dated as of May 8, 2003 (the "Merger Agreement"), among the Company, Parent and Merger Sub and (B) no Person shall become an "Acquiring Person" either (x) as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 15% or more of the Common Shares then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 15% or more of the Common Shares then outstanding by reason of share purchases by the Company and shall, following written notice from, or public disclosure by the Company of such share purchases by the Company, become the Beneficial Owner of any additional Common Shares without the prior consent of the Company and shall then Beneficially Own more than 15% of the Common Shares then outstanding, then such Person shall be deemed to be an "Acquiring Person," or (y) if the Board of Directors determines in good faith that a Person who would otherwise be an "Acquiring Person," as defined pursuant to the foregoing provisions of this paragraph (a), has become such inadvertently, and such Person divests, as promptly as practicable (as determined in good faith by the Board of Directors), but in any event within fifteen Business Days, following receipt of written notice from the Company of such event, of Beneficial Ownership of a sufficient number of Common Shares so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed to be an "Acquiring Person" for any purposes of this Agreement; provided, however, that if such Person shall again become the Beneficial Owner of 15% or more of the Common Shares then outstanding, such Person shall be deemed an "Acquiring Person," subject to the exceptions set forth in this Section 1(a).

         2. Section 1(n) of the Rights Agreement is hereby amended by adding as the final sentence thereto the following:

         Notwithstanding anything in the Agreement to the contrary, no Shares Acquisition Date shall be deemed to have occurred solely as a result of
         (i) the approval, execution or delivery of the Merger Agreement, (ii) acceptance for payment and purchase of Common Shares pursuant to the Merger Agreement or (iii) the consummation of the Merger (as defined in the Merger Agreement).

         3. Section 3(a) of the Rights Agreement is hereby amended by adding as the final sentence thereto the following:

         Notwithstanding anything in this Agreement to the contrary, no Distribution Date shall be deemed to have occurred solely as a result of (i) the approval, execution or delivery of the Merger Agreement,
         (ii) acceptance for payment and purchase of Common Shares pursuant to the Merger Agreement or (iii) the consummation of the Merger (as defined in the Merger Agreement).

         4. Section 7(a) of the Rights Agreement is hereby amended to add "or
(iv) immediately prior to the Effective Time of the Merger (as defined in the Merger Agreement)."

         5. Section 11(a)(ii) of the Rights Agreement is hereby amended by adding as the final sentence thereto the following:

         Notwithstanding anything in this Agreement to the contrary, no Person shall be deemed to become an Acquiring Person solely as a result of (i) the approval, execution or delivery of the Merger Agreement, (ii) acceptance for payment and purchase of Common Shares pursuant to the Merger Agreement or (iii) the consummation of the Merger (as defined in the Merger Agreement).

         6. Section 13(a) of the Rights Agreement is hereby amended by adding as the final sentence thereto the following:

         Notwithstanding anything in this Agreement to the contrary, none of the events described in clauses (x), (y) and (z) of Section 13(a) shall be deemed to have occurred solely as a result of (i) the approval, execution or delivery of the Merger Agreement, (ii) acceptance for payment and purchase of Common Shares pursuant to the Merger Agreement or (iii) the consummation of the Merger (as defined in the Merger Agreement).

         7. Except as expressly amended hereby, the Rights Agreement remains in full force and effect in accordance with its terms.

         8. This Amendment to the Rights Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         9. This Amendment to the Rights Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same instrument.

         10. Except as expressly set forth herein, this Amendment to the Rights Agreement shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Rights Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

         11. Capitalized terms used herein but not defined shall have the meanings given to them in the Rights Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Rights Agreement to be duly executed as of the day and year first above written.


                                                 ELEVON, INC.


                                                 By: /s/ Stanley V. Vogler
                                                    ____________________________
                                                    Name: Stanley V. Vogler
                                                         _______________________
                                                    Title: SVP, Chief Financial
                                                           Officer
                                                          ______________________

                                                 EQUISERVE TRUST COMPANY, N.A.,
                                                 as Rights Agent


                                                 By: /s/ Margaret Prentice
                                                    ____________________________
                                                    Name: Margaret Prentice
                                                         _______________________
                                                    Title: Managing Director
                                                          ______________________



Signature page to Second Amendment to Rights Agreement